RISK MANAGEMENT - Sensitivity to Interest Rate Risk of the Banking Book (Details) - Interest Rate $ in Millions, $ in Millions	Dec. 31, 2020 USD ($)	Dec. 31, 2020 COP ($)	Dec. 31, 2019 USD ($)	Dec. 31, 2019 COP ($)
RISK MANAGEMENT
Assets sensitivity 50 bps	$ 34,289	$ 379,953	$ 35,188	$ 377,918
Liabilities sensitivity 50 bps	29,004	199,554	33,873	200,650
Net interest income sensitivity 50 bps	$ 5,285	$ 180,399	$ 1,315	$ 177,269